Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Loncar Cancer Immunotherapy ETF (CNCR)
Loncar China BioPharma ETF (CHNA)
(each a “Fund,” and together, the “Funds”)
April 11, 2023
Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 20, 2022

Effective April 12, 2023, Vident Investment Advisory, LLC (“VIA”) no longer serves as sub-adviser to the Funds, and Exchange Traded Concepts, LLC, the Funds’ investment adviser (the “Adviser”), is responsible for the day-to-day management of each Fund’s portfolio. Accordingly, all references to VIA and its portfolio management team in the Prospectus and SAI should be disregarded. Andrew Serowik, Todd Alberico, Gabriel Tan, and Brian Cooper, Portfolio Managers of the Adviser, are the Funds’ portfolio managers.
Effective immediately, the following replaces the “Management—Portfolio Managers” section on page 23-24 of the Prospectus:
Portfolio Managers
Andrew Serowik, Todd Alberico, Gabriel Tan, and Brian Cooper are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.
Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 19 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.
Mr. Alberico joined the Adviser in November 2020. From 2013 to 2020, Mr. Alberico worked in ETF trading at Virtu Financial. Prior to Virtu Financial, Mr. Alberico spent time in ETF trading at Goldman Sachs and Cantor Fitzgerald. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.
Mr. Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. From 2013 to 2017, Mr. Tan worked at UBS and BBR Partners where he served as a financial planning analyst and a portfolio strategist. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning. Mr. Tan graduated from the University of North Carolina at Chapel Hill with a Bachelor of Science in Business Administration with a concentration in Investments, a Bachelor of Arts in Economics, and a Minor in Chinese.
Mr. Cooper joined the Adviser in November 2021. Mr. Cooper spent 14 years working in various operational roles for Falcon Management Corporation, a global macro family office, gaining exposure to a variety of asset classes with a focus on operations, accounting, and technology. He has also had roles in trade operations for Constellation Advisers and QFR Capital Management, and with Elliot Capital Management in their middle office derivatives group. Mr. Cooper graduated from Pennsylvania State University in 2002 with a Bachelor of Science in Finance and a Minor in Business Law.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares of each Fund.
Effective immediately, the following replaces the “Portfolio Managers” section on pages 22–23 of the SAI:
PORTFOLIO MANAGERS
Andrew Serowik, Todd Alberico, Gabriel Tan, and Brian Cooper serve as the Funds’ portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Portfolio Manager Compensation. Each Portfolio Manager’s compensation includes a salary and discretionary bonus based on the profitability of the Adviser. The Portfolio Managers’ compensation is not directly related to the performance of the Funds’ underlying assets.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar range of the Portfolio Manager’s “beneficial ownership” of Shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of February 28, 2023, the Portfolio Managers did not beneficially own shares of the Funds.
Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the Portfolio Managers were primarily responsible for the day-to-day management of the following other accounts as of February 28, 2023, none of which were subject to a performance-based management fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
54	$4.6 billion	1	$14 million	0	$0
Conflicts of Interest. The Portfolio Managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.

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